      As filed with the Securities and Exchange Commission on May 21, 2003


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 21, 2003

                          POLO RALPH LAUREN CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                      001-13057            13-2622036
--------------------------------      ------------------     ----------------
 (State or other jurisdiction of       (Commission File       (IRS Employer
         incorporation)                     Number)         Identification  No.)


650 MADISON AVENUE, NEW YORK, NEW YORK                                 10022
--------------------------------------                               ----------
(Address of principal executive offices)                             (Zip Code)

     Registrant's telephone number, including area code:        (212) 318-7000
                                                                ----------------

                                 NOT APPLICABLE
             ------------------------------------------------------
          (Former name or former address, if changed since last report)








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                                                                               2

ITEM 9.     REGULATION FD DISCLOSURE. (INFORMATION FURNISHED PURSUANT TO
-------     ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)


         On May 21, 2003, the Registrant reported its results of operations for its fiscal fourth quarter and 2003 fiscal year-end. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


         The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.






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                                                                               3

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          POLO RALPH LAUREN CORPORATION



                          By:   /s/ Gerald M. Chaney
                              -----------------------------------------
                              Name:   Gerald M. Chaney
                              Title:  Senior Vice President of Finance
                                      and Cheif Financial Officer



Dated:  May 21, 2003


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                             DESCRIPTION
------                                             -----------

99.1        Press Release of Polo Ralph Lauren Corporation, dated May 21, 2003.